Burke Welsh
President and Chief Executive Officer
(770) 288-2230, ext. 2500
burkew@parkavebank.com
Jay Torbert
Chief Financial Officer
(229) 241-2775, ext.
1717
jayt@parkavebank.com
PAB Bankshares, Inc.
3250 North Valdosta Road
Valdosta, GA 31602
(229) 241-2775
(229) 241-2774 fax
www.pabbankshares.com
NASDAQ:PABK
June 2007
Investor Presentation
Financial Data as of March 31, 2007
Market Data as of June 7, 2007

www.pabbankshares.com
NASDAQ:PABK
Index
▪
Forward-Looking Statement Notice
  3
▪
Company Overview & Strategy             4
▪
Organizational Culture & History         6
▪
Franchise Demographics
11
▪
 Financial Highlights                             15
▪
 Loan Portfolio                                     17
▪
 Deposit Portfolio
21
▪
 Asset Quality & Capital                       23
▪
 Stock Performance & Ownership         25
▪
 Summary
28

www.pabbankshares.com
NASDAQ:PABK
Forward-Looking Statement Notice
This presentation contains “forward-looking statements”, as defined by federal securities laws.  Statements regarding the future of the Company, including our outlook on earnings, dividends, stock performance, asset quality, asset or deposit growth, branching and market conditions are forward-looking statements.  These forward-looking statements are based on our beliefs and assumptions using data currently available to us and involve numerous risks and uncertainties.  Accordingly, a variety of factors could cause our actual results to differ materially from the opinions expressed in these forward-looking statements.  A potential list of such factors is outlined in our periodic reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2006 as filed with the Commission on March 16, 2007.  A copy of the Form 10-K may be found in the “Investor Relations” section of our corporate website, www.pabbankshares.com.

Atlanta
Orlando
Copyright (C) 2007 SNL Financial LC. All rights reserved
0
125mi

PAB BANKSHARES INC

NASDAQ:PABK
Valdosta
Jacksonville
Tallahassee
Savannah

* From 12-31-97 to 3-31-07 (annualized)

Branch
       Loan production
office
Company Overview
PABK at a glance:
▪
$1.2 billion in total assets
▪
10-year CAGR = 9.3%*
▪
$183 million market cap
▪
Subsidiary Park Avenue
Bank founded in 1956
▪
20 branches + 3 loan offices in GA & FL
▪
Began transition to higher-growth markets in 2000 with new management team

www.pabbankshares.com
NASDAQ:PABK
Strategic Objectives
▪
Grow organically to $2 billion in total assets within 5 years.
▪
Average 12.5% growth per year.
▪
Expect 2007 growth to be more cautious – in the 7% - 10% range.
▪
Open 2-3 new offices (branches &/or LPOs) within footprint per year.
▪
Must balance overhead with growth.  We expect new offices to reach profitability within 2 years.
▪
Maintain ROAE in the 13-15% range over 5-year period.
▪
Expect 2007 ROAE to be at lower end of range.
▪
Consider acquisition candidates within footprint when opportunities arise.
▪
Establish complimentary lines of business to generate additional fee income in branches.
▪
Must be profitable and scaleable.

www.pabbankshares.com
NASDAQ:PABK
A Tradition of Community Banking
▪
Started in 1956 by James L. Dewar, Sr. with the desire “to be known as a bank that cares about people.”
▪
Finding good people and taking care of them is a top priority.  We believe that engaged employees attract satisfied (and profitable) customers.
▪
In our South Georgia markets, we are a traditional community bank.  As our communities grow and prosper, so do we.  We make significant contributions of time and resources to local civic activities and community interests.  This commitment to our communities has resulted in strong market share and a stable core deposit base.
▪
In our South Georgia markets, we have brand recognition and market share, and we are successful in banking commercial, retail and agricultural customers.  Our advertising slogan is:
“Large Enough to Serve Your Needs, Small Enough to Know Your Name”

www.pabbankshares.com
NASDAQ:PABK
Continuing A Tradition of Community Banking
▪
In 2000, we began a strategic plan to deploy our capital and funding into higher growth markets.
▪
In these higher growth, metropolitan markets, we cannot “bank the masses”.  Our focus is primarily on a commercial-oriented, private banking model, with retail banking options available.
▪
We focus on small businesses and their principals, builders and developers, business and medical professionals, and other influential business contacts.
▪
We want to create a sales- and service-oriented culture and profitably cross-sell products and services to these targeted customers.
▪
We have invested in technology and support to offer competitive products (remote deposit capture, online cash management, etc.)
▪
We are exploring other nonbanking products and services to further solidify our relationships and generate additional fee income.

www.pabbankshares.com
NASDAQ:PABK
Organizational History  – South Georgia Franchise
▪
In 1956, the Bank was founded as a private bank in a small office on the corner of Park Avenue and Ashley Street in Valdosta, and we became a state-chartered bank in 1971.
▪
From 1982 to 1999, we acquired 3 banks and 2 thrifts in South Georgia and left them to run as independent subsidiaries with separate boards and management.
▪
At the end of 1999, we had $516 million in total deposits and 13 branch locations in 7 counties across South Georgia.
In 2001, we decided to consolidate all banking charters into one.  The boards were reorganized as advisory boards and we have a market president responsible for banking activities in each market.
▪
▪
Today, all 13 locations remain open and we have $607 million in total deposits from our South Georgia markets.

www.pabbankshares.com
NASDAQ:PABK
Organizational History – North Georgia Franchise
▪
In 2000, we began a de novo branching strategy to expand into higher-growth markets.  We entered the Henry County market in South Metro Atlanta in the 4th Quarter of 2000.
▪
From 2000 to present, we have opened 7 commercial loan production offices (“LPOs”) in the Atlanta MSA and in the neighboring Gainesville and Athens MSAs.
▪
3 of these LPOs (Henry County, Hall County, and Athens) were subsequently converted to full-service branches.  We have also opened a second  branch in the Henry County market, and we have acquired a commercial lot for a potential 3rd branch site in that market.
▪
2 of the LPOs (Gwinnett County and Forsyth County) are presently in operation.  A full-service branch was added to support the Gwinnett County LPO in February 2007.
▪
2 of the LPOs (Duluth and Cobb County) were closed due to personnel changes.

www.pabbankshares.com
NASDAQ:PABK
Organizational History – Florida Franchise
▪
At the end of 2000, we acquired an Ocala bank with $44 million in deposits and 2 branches to serve as a funding vehicle for our growth. We subsequently closed one of the branches.
▪
This acquisition gives us the right to branch statewide in Florida.
▪
We now have $148 million in deposits from the Ocala market.
▪
In 2006, we added 2 commercial lenders in Ocala to focus on commercial loan growth from that market.
▪
In 2003, we opened an LPO in St. Augustine to focus on lending opportunities along the Florida Atlantic Coast from Jacksonville to Daytona.
▪
In 2006, we opened an LPO in Jacksonville and we have since converted it to a full-service branch.
▪
Also in 2006, we acquired a commercial lot in St. Johns County (south of Jacksonville) for a potential future branch site.

County	MSA	Market Rank	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of Franchise (%)	Total Population 2006 (Actual)	Population Change 2000-2006 (%)	Projected Population Change 2006-2011 (%)	Median HH Income 2006 ($)	HH Income Change 2000-2006 (%)	Projected HH Income Change 2006-2011 (%)
Lowndes	Valdosta	2	4	282,503	17.4	32.9	101,002	9.7	7.2	39,439	20.9	15.0
Decatur	Non-MSA	1	3	98,914	29.7	11.5	29,791	5.5	1.8	34,315	19.5	14.1
Bulloch	Non-MSA	5	2	67,206	6.9	7.8	64,619	15.4	9.8	35,258	19.9	16.4
Jeff Davis	Non-MSA	2	1	43,100	27.4	5.0	12,919	1.9	0.7	31,426	16.6	13.0
Cook	Non-MSA	2	1	41,091	23.5	4.8	16,800	6.5	2.4	31,879	16.7	12.9
Appling	Non-MSA	4	1	38,371	15.7	4.5	18,242	4.7	0.9	34,945	15.5	12.9
Grady	Non-MSA	5	1	22,293	7.6	2.6	25,506	7.8	5.6	33,795	17.5	12.3
South GA Franchise Totals			13	593,478		69.1	268,879	9.5	6.0	36,169	19.3	14.6
Henry	Atlanta	7	2	96,794	4.8	11.3	191,054	60.1	44.8	69,685	21.6	15.6
Hall	Gainesville	11	1	34,679	1.3	4.0	175,673	26.1	20.1	54,044	20.3	16.6
Gwinnett	Atlanta	37	1	0	0.0	0.0	787,563	33.8	26.5	76,937	27.1	19.6
Oconee	Athens	8	1	0	0.0	0.0	32,923	25.5	20.0	65,652	20.0	16.9
Forsyth	Atlanta	0	0	0	0.0	0.0	148,617	51.0	37.3	87,898	29.3	23.9
North GA Franchise Totals			5	131,473		15.3	1,335,830	38.3	29.3	73,831	25.5	19.0
GA Franchise Totals			18	724,951		84.4	1,604,709	33.5	25.4	67,520	24.5	18.3
Marion	Ocala	8	1	133,996	3.0	15.6	319,547	23.4	20.5	38,133	19.1	13.7
Duval	Jacksonville	25	1	0	0.0	0.0	875,472	12.4	9.6	48,955	20.2	15.9
St. Johns	Jacksonville	0	0	0	0.0	0.0	170,376	38.4	33.7	61,758	23.3	18.4
FL Franchise Totals			2	133,996		15.6	1,365,395	18.2	15.1	48,020	20.3	15.7
PABK Franchise Totals			20	858,947		100.0	2,970,104	26.5	20.7	58,556	22.6	17.1
Entire State of Georgia							9,553,796	16.7	13.8	53,090	24.4	19.8
Entire State of Florida							18,478,309	15.6	12.9	46,736	20.3	16.0
National							303,582,361	7.9	6.7	51,546	22.3	17.8

PAB BANKSHARES INC

www.pabbankshares.com
NASDAQ:PABK

Source: SNL Financial.  Deposit Data as of June 30, 2006.
Franchise Demographic Data

Meriwether
Upson
Jones
Washington
Allendale
Hampton
Harris
Talbot
Crawford
Bibb
Macon
Wilkinson
Jenkins
Screven
Johnson
Columbus
Peach
Warner Robins
Twiggs
Bleckley
Laurens
Treutlen
Emanuel
Candler
Bulloch
Effingham
Jasper
Marion
Macon
Schley
Pulaski
Dodge
Montgomery
Wheeler
Toombs
Evans
Bryan
Savannah
Stewart
Webster
Sumter
Dooly
Wilcox
Telfair
Tattnall
Quitman
Terrell
Crisp
Turner
Ben Hill
Jeff Davis
Appling
Long
Clay
Worth
Albany
Dougherty
Irwin
Coffee
Bacon
Wayne
Early
Tift
Berrien
Atkinson
Pierce
Glynn
Miller
Mitchell
Colquitt
Ware
Brantley
Lanier
Lowndes
Clinch
Camden
Seminole
Decatur
Grady
Thomas
Brooks
Echols
Charlton
Nassau
Gadsden
Leon
Jefferson
Madison
Hamilton
Tallahassee
Liberty
Columbia
Baker
Duval
Wakulla
Taylor
Suwannee
Union
(C) 2007 SNL Financial LC. All rights reserved
0
62.5mi

PAB
BANKSHARES
INC

www.pabbankshares.com
NASDAQ:PABK
Valdosta
Jacksonville
Shading reflects the quantile distribution
of the projected #
households by
county in 5 years.
Source: SNL Financial

Branch

South Georgia Franchise

Dawson
Banks
Franklin
Hall
Bartow
Cherokee
Forsyth
Jackson
Madison
Roswell
Gwinnett
Barrow
Clarke
Athens
Paulding
Cobb
Marietta
Smyrna
Oglethorpe
Oconee
Fulton
DeKalb
Walton
Atlanta
Douglas
Rockdale
Newton
Clayton
Coweta
Fayette
Henry
Jasper
Putnam
Butts
Spalding
0
18.7mi
Copyright (C) 2007 SNL Financial LC. All rights reserved

PAB BANKSHARES INC

www.pabbankshares.com
NASDAQ:PABK
Percentages reflect estimated population growth 2006 2011.
Shading reflects the quantile distribution of the projected # households by county in 5 years.

Source: SNL Financial
45%
27%
20%
20%
9%
37%
26%
43%
17%
26%
30%
15%

Branch

Loan production
office
North Georgia Franchise

Lanier
Clinch
Brooks
Lowndes
Echols
Camden
Ware
Charlton
Nassau
Jefferson
Madison
Hamilton
Baker
Duval
Suwannee
Columbia
Taylor
Union
Lafayette
Bradford
Clay
Gilchrist
Alachua
Gainesville
Putnam
Dixie
Flagler
Levy
Marion
Ocala
Daytona Beach
Port Orange
Volusia
Citrus
Sumter
Lake
Deltona
Copyright (C) 2007 SNL Financial LC. All rights reserved
0
37.5mi

PAB
BANKSHARES
INC

www.pabbankshares.com
NASDAQ:PABK
Percentages reflect estimated population growth 2006-2011.
Shading reflects the quantile distribution of the projected #
households by county in 5
years.
Source: SNL Financial
Jacksonville
Valdosta
St. Augustine
10%
34%
21%
29%
30%
7%
12%
48%
16%
23%
       Branch
       Loan production office
Florida Franchise

www.pabbankshares.com
NASDAQ:PABK
1st Quarter 2007 Financial Highlights
▪
Solid quarter, but not comparable to record 2006 results.
▪
Slowing loan demand
▪
Increased overhead from investments in new offices and personnel
▪
Competitive pricing pressures on loans & deposits in markets
▪
Inverted yield curve
▪
Diluted EPS $0.32 vs. $0.34 1Q06
▪
ROAE = 12.75% vs. 15.08% 1Q06
▪
ROAA = 1.11% vs. 1.30% 1Q06
▪
Net Interest Margin = 4.15%
▪
down 41bps due to higher cost of funds and inverted yield curve
▪
Efficiency Ratio = 61.5%
▪
up 13% due to investment in new offices & personnel
▪
No Provision for Loan Losses  – same as 1Q06
▪
Increased dividends 16% from 1Q06

Diluted Earnings Per Share
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2002
2003
2004
2005
2006
Year

PAB BANKSHARES INC

www.pabbankshares.com
NASDAQ:PABK
2006 Financial Highlights
▪
Record Net Income of $13.7 million, a 10% increase
▪
ROAE = 14.99%
▪
ROAA = 1.29%
▪
Net Interest Margin = 4.43%
▪
Efficiency Ratio = 55.9%
▪
No Provision for Loan Losses
▪
Dividends increased over 13%
▪
$0.54 per share
▪
37% of earnings

900
800
700
600
500
400
300
200
100
-
($millions)
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
1Q07
S GA
N GA
FL
Treasury

As of 3/31/2007
North Georgia 49%
South Georgia 41%
Treasury 1%
Florida 9%

PAB BANKSHARES INC

www.pabbankshares.com
NASDAQ:PABK
10-Year CAGR = 9.3%*
▪
  ‘96-‘00 growth included $212mm in acquisitions
▪
  S. GA loans decreased 49% during ‘02-‘03 clean-up

* From 12-31-97 to 3-31-07 (annualized)
Loans By Region

As of 3/31/2007

Residential R/E
17.9%
Consumer
2.1%
Commercial
8.1%
Ag/farm
4.5%
Commercial R/E
29.6%
Construction &
Development
37.9%

PAB BANKSHARES INC

www.pabbankshares.com
NASDAQ:PABK
65% of the loan portfolio either matures or
reprices within the next 12 months.
Loan Portfolio Stratification
Since 3/31/2006:
▪
Commercial (C&I) increased $22mm (47%)
▪
Residential R/E increased $29mm (24%)
▪
Construction & Development increased $33mm
(11%)
▪
Commercial R/E   increased $23mm (10%)

As of 3/31/2007
Commercial Construct. 5.7%
Other 7.1%
Residential Construct. 17.6%
Commercial A&D 28.6%
Residential A&D 41.0%

PAB BANKSHARES INC

www.pabbankshares.com
NASDAQ:PABK
Construction & Development Loans
▪
65% of the residential construction is in spec 1-4 residential properties
▪
70% of the commercial construction is in nonowner-occupied properties
▪
C&D loans represent 285% of the Bank’s Total Risk-Based Capital

As of 3/31/2007
Hotel/Motel
6.1%
Other
16.7%
Multi-family
7.9%
Nonowner-
occupied
33.0%
Owner-occupied
36.3%

www.pabbankshares.com
NASDAQ:PABK
Commercial Real Estate Loans
▪
Owner-occupied CRE: 34% Office, 24% Retail, 42% Mixed-Use/Other
▪
Nonowner-occupied CRE: 34% Office, 35% Retail, 31% Mixed-Use/Other
▪
CRE loans represent 224% of the Bank’s Total Risk-Based Capital

1,000
900
800
700
600
500
400
300
200
100
-
($millions)
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
1Q07
S GA
N GA
FL
Treasury

As of 3/31/2007
South Georgia 63%
North Georgia 17%
Florida 16%
Treasury 4%

www.pabbankshares.com
NASDAQ:PABK
10-Year CAGR = 9.5%*
▪
  ‘96-‘00 growth included $264mm in acquisitions
▪
  Let 26% of S. GA deposits “roll off” during ‘02-‘03 loan
clean-up

* From 12-31-97 to 3-31-07 (annualized)
Deposits By Region

As of	03/31/07	% of Total	03/31/06	% of Total
		(Dollars In Thousands)		
Noninterest-bearing demand	$ 107,917	11.3%	$ 107,200	12.5%
Interest-bearing demand and savings	371,484	38.9%	301,663	35.3%
Time < $100m	287,982	30.2%	259,197	30.3%
Time ≥ $100m	158,464	16.6%	145,311	17.0%
Brokered Time	28,569	3.0%	41,853	4.9%
Total deposits	$ 954,416	100.0%	$ 855,224	100.0%

PAB BANKSHARES INC

www.pabbankshares.com
NASDAQ:PABK
Deposit Portfolio Stratification
At 3/31/07:
▪
70% of all time deposits will mature within the next 12 months.
▪
6% of deposits are from public funds.

Noncurrent+Nonaccrual Loans/ Total Loans
PABK
UBPR Nat'l Peer
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
4Q01
2Q02
4Q02
2Q03
4Q03
2Q04
4Q04
2Q05
4Q05
2Q06
4Q06

PAB
BANKSHARES
INC

www.pabbankshares.com
NASDAQ:PABK
Asset Quality
▪
3-Year Average Net Charge-offs = 0.04% of Average Loans
▪
5-Year Average Net Charge-offs = 0.28% of Average Loans
▪
Allowance for Loan Losses/ Nonperforming Loans = 2.60x

Regulatory Capital Ratios
(as of March 31, 2007)

	Consolidated	Bank-Only	Minimum Regulatory Requirement
Total Capital to Risk-Weighted Assets	12.0%	11.9%	8.0%
Tier 1 Capital to Risk-Weighted Assets	10.8%	10.8%	4.0%
Tier 1 Capital to Average Assets *(Leverage Ratio)*	9.1%	9.1%	4.0%

PAB BANKSHARES INC

www.pabbankshares.com
NASDAQ:PABK
Capital
▪
“Well Capitalized”
▪
$10.26 Book Value per share
▪
8.7% Avg. Equity to Avg. Assets

Day Session
Last Price 19.92
High on 11/29/06 22.49
Average 14.865
Low on 08/02/02 7.70
22.00
20.00
18.00
16.00
14.00
12.00
10.00
8.00
12/31 2002
12/31 2003
12/31 2004
12/30 2005
12/29 2006

www.pabbankshares.com
NASDAQ:PABK
Moved
listing to
NASDAQ
Nov. 2005
Included in
Russell 2000
Index June
2003-2004
Stock Performance (as of May 31, 2007)
▪
5-Year Return on Investment (w/ dividends reinvested) = 138.0%
▪
1-Year Return on Investment (w/ dividends reinvested) = 5.5%

GA & FL $1-3B Publicly-Traded Banks

(Listed in descending order by asset size)

Company	State	Ticker	Market Value ($M)	6-7-07 Price ($)	YTD Price Change (%)	Price/ Tang Book (%)	Price/ LTM EPS (x)	Current Dividend Yield (%)
Capital City Bank Group Inc.	FL	CCBG	565.4	30.92	(12.41)	272.7	17.5	2.26
Security Bank Corp.	GA	SBKC	376.9	19.65	(13.89)	209.3	14.7	1.78
Seacoast Banking Corp. of FL	FL	SBCF	434.4	22.72	(8.39)	272.7	20.8	2.82
Ameris Bancorp	GA	ABCB	301.7	22.29	(20.90)	246.0	13.5	2.51
GB&T Bancshares Inc.	GA	GBTB	231.8	16.35	(26.25)	161.2	23.4	2.32
Fidelity Southern Corp.	GA	LION	166.4	17.86	(4.03)	171.6	15.3	2.02
TIB Financial Corp.	FL	TIBB	175.0	13.66	(21.90)	185.1	18.5	1.76
Integrity Bancshares Inc.	GA	ITYC	124.9	8.05	(37.84)	143.5	11.5	0.00
Colony Bankcorp Inc.	GA	CBAN	151.1	20.97	18.47	199.5	14.8	1.67
PAB Bankshares Inc.	**GA**	**PABK**	**182.5**	**19.18**	**(10.04)**	**199.2**	**13.8**	**3.02**
Southeastern Bank Financial Corp.	GA	SBFC	205.0	37.74	(3.23)	251.3	17.8	1.38
CenterState Banks of Florida	FL	CSFL	206.2	16.60	(20.57)	173.6	22.4	0.84
Weighted Average (based on market cap)					**(13.28)**	**222.9**	**17.4**	**2.04**

Source: SNL Financial

www.pabbankshares.com
NASDAQ:PABK
Stock Valuation Comparisons

www.pabbankshares.com
NASDAQ:PABK
Stock Ownership
▪
23.7% Insider Ownership (including vested options)
▪
Largest Shareholder (Dewar) controls 15.0%
▪
Executive Management controls 1.2%
▪
13.5% Institutional Ownership
▪
Top 5 Institutional Owners manage 9.5%
▪
Top 5 Mutual Fund Investments
▪
Hilliard Lyons Senbanc Fund (SENBX)
▪
Heartland Value Fund (HRTVX)
▪
Bridgeway Ultra-Small Company Market Fund (BRSIX)
▪
Legg Mason Partners Small Cap Value Fund (SMCYX)
▪
DFA US Micro Cap Portfolio (DFSCX)

www.pabbankshares.com
NASDAQ:PABK
Summary
▪
We are managing PABK as a long-term investment
▪
Growth potential plus an attractive dividend
▪
Currently trading at a discount to other GA & FL $1-3B public banks
▪
Recent above-average financial performance
▪
Sound asset quality
▪
Experienced, committed management team
▪
Conservative loan underwriting philosophy
▪
Presence in strong growth markets
      Thank You  for your interest in PABK.